SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) November 28, 2000


                        DIAMOND BRANDS INCORPORATED
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          Minnesota                  333-58233             41-1565294
 ----------------------------      ------------       -------------------
 (State or Other Jurisdiction      (Commission          (IRS Employer
       of Incorporation)           File Number)       Identification No.)


     1800 Cloquet Avenue, Cloquet, Minnesota             55720
     -----------------------------------------        ----------
     (Address of Principal Executive Office)          (Zip Code)


     Registrant's telephone number, including area code (218)-879-6700

                                    N/A
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




ITEM 9.  Regulation FD Disclosure.

      On November 28, 2000, Diamond Brands Incorporated (Diamond Brands) issued a press release regarding its retention of Credit Suisse First Boston. A copy of the press release is attached hereto as Exhibit 99.

      Certain of the information contained in the press release should be considered "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, which information is subject to a number of risks and uncertainties which may cause the actual results, performance or achievements of Diamond Brands to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

      The furnishing of the press release is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains is material investor information that is not otherwise publicly available. In addition, all of the information in the press release is presented as of November 28, 2000, and Diamond Brands does not assume any obligation to update such information in the future.

Exhibit
Number      Description
-------     --------------

99 Press release announcing the retention of investment advisors for strategic financial restructuring dated November 28, 2000.





                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIAMOND BRANDS INCORPORATED
                                       --------------------------------
                                       Registrant


Date:  November 28, 2000               By: /S/ William L. Olson
                                          -----------------------------
                                          William L. Olson
                                          Vice President of Finance